UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 28, 2005

Phibro Animal Health Corporation

(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	333-64641 (Commission File Number)	13-1840497 (IRS Employer Identification No.)

65 CHALLENGER ROAD
RIDGEFIELD PARK, NEW JERSEY 07660
(Address of principal executive offices) (Zip Code)

(201) 329-7300
(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 1.02 Termination of a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EX-3.1.A: CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION
EX-10.39: REDEMPTION AGREEMENT
EX-99.1: PRESS RELEASE

Item 1.01 Entry into a Material Definitive Agreement.

     The information set forth in Item 1.02 is incorporated in this Item 1.01 by reference.

Item 1.02 Termination of a Material Definitive Agreement.

     Phibro Animal Health Corporation (the “Company)” issued a press release on February 28, 2005, announcing the consummation of the redemption of its Series C Preferred Stock, all of which was held by Palladium Equity Partners II, L.P. and certain of its affiliates, for $26.4 million. The funds used for such redemption were contributed to the capital of the Company by PAHC Holdings Corporation (“PAHC Holdings”), a holding company for the capital stock of the Company recently formed by certain of the shareholders of the Company. On February 10, 2005, PAHC Holdings successfully completed a private offering of $29 million of its senior secured notes due 2010 (“HoldCo Notes”). The proceeds from the sale of the HoldCo Notes have been held in escrow to finance the redemption. A copy of the press release is attached as Exhibit 99.1 to this Report.

     As a result of the redemption, the Stockholders Agreement, dated as of November 30, 2000, as further amended, by and among the Company, Palladium Equity Partners II, L.P. and certain of its affiliates, and Jack C. Bendheim, terminated and the right of the Palladium investors to representation on the Company’s Board of Directors also terminated. In addition, the directors of the Company representing the Palladium investors tendered their resignations effective February 28, 2005.

     PAHC Holdings was formed by Jack Bendheim, Marvin S. Sussman and trusts for the benefit of Mr. Bendheim and his family. PAHC Holdings now owns all of the outstanding capital stock of all classes of the Company, and Mr. Bendheim, Mr. Sussman and trusts for the benefit of Mr. Bendheim’s family own the same number and class of shares of PAHC Holdings as they previously owned of the Company, and having the same designations, relative rights, privileges and limitations as the Company’s shares of such class.

     The HoldCo Notes are secured by all of PAHC Holding’s assets (now consisting substantially of all of the outstanding capital stock of the Company). The HoldCo Notes and such security interest are effectively subordinated to all liabilities, including the Company’s and its subsidiaries’ trade payables, as well the Company’s indenture indebtedness. Interest on the HoldCo Notes is payable at the option of PAHC Holdings in cash or pay-in-kind HoldCo Notes. The Company is not obligated on the HoldCo Notes.

     In connection with the redemption, the Company, PAHC Holdings, the Palladium investors and the principal stockholders of PAHC Holdings entered into an agreement dated as of February 28, 2005 (the “Redemption Agreement”) with respect to (1) the redemption price (consisting of $19.6 million of liquidation preference and $6.8 million of equity value), (2) amending the terms of the post-redemption redemption price adjustment set forth in the certificate of incorporation of the Company (A) from an amount payable upon the occurrence of certain capital stock transactions determined with respect to the value of the Company upon the occurrence of such capital stock transaction, to a liquidated amount of $4 million, payable only after the occurrence of certain capital stock transactions and the receipt by the current stockholders of PAHC Holdings, on a cumulative basis, of an aggregate of $24 million of dividends and distributions in respect of such capital stock transactions, and (B) to remove the one-year time period for such adjustment of the redemption price, and (3) terminating the backstop indemnification obligation of the Company to the Palladium investors of up to $4 million incurred in connection with the sale by the Company to the Palladium investors in December 2003 of The Prince Manufacturing Company. A copy of the Certificate of Amendment of Certificate of Incorporation of the Company is attached as Exhibit 3.1(a) to this Report.

     The above description of the Redemption Agreement is not complete and is qualified in its entirety by the full text of the Redemption Agreement, a copy of which is attached as Exhibit 10.39 to this Report and is incorporated herein by reference.

     This report includes statements that, to the extent that they are not recitations of historical fact, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 21E of the Securities Exchange Act of 1934. Such forward-looking information involves risks and uncertainties that could cause actual results to differ materially from those expressed in any such forward-looking statements. These risks and uncertainties include, but are not limited to, the Company’s substantial leverage and potential inability to service its debt; the Company’s dependence on distributions from its subsidiaries; risks associated with the Company’s international operations and significant foreign assets; the Company’s dependence on its Israeli operations; competition in each of the Company’s markets; potential environmental liability; potential legislation affecting the use of medicated feed additives; extensive regulation by numerous government authorities in the United States and other countries; the Company’s reliance on the continued operation and sufficiency of our manufacturing facilities; the Company’s reliance upon unpatented trade secrets; the risks of legal proceedings and general litigation expenses; potential operating hazards and uninsured risks; the risk of work stoppages; the Company’s dependence on key personnel; and other factors discussed in the Company’s filings with the U.S. Securities and Exchange Commission.

     Undue reliance should not be placed on forward-looking statements, which speak only as of the date of this Report.

     All subsequent written and oral forward-looking statements attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this Report and any other cautionary statements that may accompany such forward-looking statements. The Company does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events, unless the securities laws require the Company to do so.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.		Description
3.1	(a)	Certificate of Amendment of Certificate of Incorporation of Phibro Animal Health Corporation, dated February 28, 2005

10.39
Redemption Agreement, dated as of February 28, 2005, among the Company, PAHC Holdings Corporation, Palladium Capital Management, L.L.C., Palladium Equity Partners II, L.P., Palladium Equity Partners II-A, L.P., Palladium Equity Investors II, L.P., Jack C. Bendheim and Marvin S. Sussman

99.1		Press Release dated February 28, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHIBRO ANIMAL HEALTH CORPORATION

Dated: March 1, 2005	By:	/s/ Richard G. Johnson

Richard G. Johnson Chief Financial Officer

Exhibit Index

Exhibit No.		Description
3.1	(a)	Certificate of Amendment of Certificate of Incorporation of Phibro Animal Health Corporation, dated February 28, 2005

10.39
Redemption Agreement, dated as of February 28, 2005, among the Company, PAHC Holdings Corporation, Palladium Capital Management, L.L.C., Palladium Equity Partners II, L.P., Palladium Equity Partners II-A, L.P., Palladium Equity Investors II, L.P., Jack C. Bendheim and Marvin S. Sussman

99.1		Press Release dated February 28, 2005